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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2002

Carriage Services, Inc.
(Exact name of registrant as specified in is charter)

Delaware (State or other jurisdiction of incorporation)	1-11961 (Commission File Number)	76-0423828 (I.R.S. Employer Identification No.)

1900 St. James Place, 4th Floor
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
(713) 332-8400

        Item 5. Other Events

On July 23, 2002, Carriage Services, Inc. ("Carriage") announced the resignation of Thomas C. Livengood, Executive Vice President and Chief Financial Officer, effective July 31, 2002, and announced certain other matters, as more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K.

        Item 7. Financial Statements and Exhibits.

(c)    Exhibits

Exhibit	Description
99.1	Press release dated July 23, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.
Date: July 24, 2002	By:	/s/ TERRY E. SANFORD Terry E. Sanford Vice President and Corporate Controller

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press release dated July 23, 2002.

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SIGNATURE
INDEX TO EXHIBITS